EXHIBIT 24

POWER OF ATTORNEY

        Each of the undersigned entities and individuals (collectively, the
"Reporting Persons") hereby authorizes and designates Vanguard VII Venture
Partners, L.L.C. or such other person or entity as is designated in writing by
Ken Shilling (the "Designated Filer") as the beneficial owner to prepare and file on behalf of such Reporting Person individually, or jointly together with the other Reporting Persons, any and all reports, notices, communications and other documents (including, but not limited to, reports on Schedule 13D,
Schedule 13G, Form 3, Form 4 and Form 5) that such Reporting Person may be required to file with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (together with the implementing regulations thereto, the "Act") and the Securities Exchange Act of
1934, as amended (together with the implementing regulations thereto, the
"Exchange Act") (collectively, the "Reports") with respect to each Reporting
Person's ownership of, or transactions in, securities of any entity whose securities are beneficially owned (directly or indirectly) by such Reporting
Person (collectively, the "Companies").

        Each Reporting Person hereby further authorizes and designates Ken
Shilling (the "Authorized Signatory") to execute and file on behalf of such
Reporting Person the Reports and to perform any and all other acts, which in the opinion of the Designated Filer or Authorized Signatory may be necessary or incidental to the performance of the foregoing powers herein granted.

        The authority of the Designated Filer and the Authorized Signatory under this Document with respect to each Reporting Person shall continue until such
Reporting Person is no longer required to file any Reports with respect to the
Reporting Person's ownership of, or transactions in, the securities of the
Companies, unless earlier revoked in writing. Each Reporting Person acknowledges that the Designated Filer and the Authorized Signatory are not assuming any of the Reporting Person's responsibilities to comply with the Act or the Exchange
Act.

January 21, 2007              Vanguard VII Venture Partners, L.L.C.
                              a Delaware Limited Liability Company

                              By:     /s/ Robert D. Ulrich
                                      Managing Member

January 21, 2007              Vanguard VII, L.P.,
                              a Delaware Limited Partnership
                              By:     Vanguard VII Venture Partners, L.L.C.,
                                      Its General Partner

                              By:     /s/ Robert D. Ulrich
                                      Managing Member

January 21, 2007              Vanguard VII-A, L.P.,
                              a Delaware Limited Partnership
                              By:     Vanguard VII Venture Partners, L.L.C.,
                              Its General Partner

                              By:     /s/ Robert D. Ulrich
                                      Managing Member

January 21, 2007              Vanguard VII Qualified Affiliates Fund, L.P.,
                              a Delaware Limited Partnership
                              By:     Vanguard VII Venture Partners, L.L.C.,
                                      Its General Partner

                              By:     /s/ Robert D. Ulrich
                                      Managing Member

January 21, 2007              Vanguard VII Accredited Affiliates Fund, L.P.,
                              a Delaware Limited Partnership
                              By:     Vanguard VII Venture Partners, L.L.C.,
                                      Its General Partner

                              By:     /s/ Robert D. Ulrich
                                      Managing Member

January 21, 2007              By: /s/ Daniel L. Eilers
                                      Daniel L. Eilers

January 21, 2007              By: /s/ Jack M. Gill
                                      Jack M. Gill

January 21, 2007              By: /s/ Thomas C. McConnell
                                      Thomas C. McConnell

January 21, 2007              By: /s/ Robert D. Ulrich
                                      Robert D. Ulrich

January 21, 2007              By: /s/ Donald Wood
                                      Donald Wood

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